                                                                    EXHIBIT 10.1

                    FIFTH AMENDMENT AND FORBEARANCE AGREEMENT



         THIS FIFTH AMENDMENT AND FORBEARANCE Agreement (this "Agreement") is made and entered into as of the 30th day of June, 2000, by and among BANK OF AMERICA, N.A., formerly NationsBank, N.A., as agent (the "Agent") for the lenders (the "Lenders") from time to time party to the Loan Agreement (as hereafter defined), the Lenders, AMERICAN AIRCARRIERS SUPPORT, INCORPORATED, a Delaware corporation ("AAS"), and the Subsidiaries of AAS party to the Loan Agreement as borrowers (together with AAS, the "Borrowers").


                              W I T N E S S E T H :


         WHEREAS, the Agent, the Lenders and the Borrowers entered into that certain Loan and Security Agreement, dated as of May 25, 1999 (as amended from time to time, the "Loan Agreement"), pursuant to which the Agent and the Lenders agreed to extend certain financial accommodations to the Borrowers; and

         WHEREAS, pursuant to the Loan Agreement, the Borrowers agreed, among other things, to maintain the outstanding loan balance within a borrowing base and to comply with certain minimum availability and financial covenants; and

         WHEREAS, the Borrowers have allowed the outstanding loan balance to exceed the borrowing base and have violated and continue to violate the minimum availability and financial covenants set forth in the Loan Agreement; and

         WHEREAS, the Borrowers' agreements to maintain the outstanding loan balance within a borrowing base, and to comply with certain minimum availability and financial covenants, were material inducements to the Agent's and the Lenders' agreement to enter into the Loan Agreement, and the Lenders would not have agreed to make loans available to the Borrowers without the assurance that the Borrowers would comply with such agreements; and

         WHEREAS, as a result of such material defaults by the Borrowers, the Agent and the Lenders have the right, as set forth in the Loan Agreement and the other Loan Documents, to immediately accelerate all of the Secured Obligations and exercise all of their rights and remedies with respect to the Collateral, all without notice to the Borrowers; and

         WHEREAS, the Borrowers have asked the Agent and the Lenders to temporarily forbear from exercising certain of their rights and remedies with respect to the defaults described above; and

         WHEREAS, the Agent and the Lenders are willing to grant such temporary forbearance, subject to the terms and conditions set forth herein, including the terms and conditions set forth herein with respect to certain amendments to the Loan Agreement.

         NOW, THEREFORE, in consideration of the foregoing premises, and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. All capitalized terms used herein and not otherwise expressly defined herein shall have the respective meanings given to such terms in the Loan Agreement.

         2. The Borrowers acknowledge that they are in default under (a) SECTION 2A.3(B) of the Loan Agreement, for periods up to and including the date hereof, as a result of the fact that the unpaid principal amount of the Revolving Credit Loans has exceeded, and continues to exceed, the Borrowing Base, (b) SECTION 11.1(B) of the Loan Agreement for the fiscal quarter ending on March 31, 2000, as a result of the Borrowers' failure to maintain the Consolidated Funded Indebtedness to Consolidated EBITDA ratio set forth therein, (c) SECTION 11.1(C) of the Loan Agreement for the fiscal quarter ending on March 31, 2000, as a result of the Borrowers' failure to maintain the Consolidated fixed charge coverage ratio set forth therein, (d) SECTION 11.5 of the Loan Agreement for fiscal year 2000, as a result of the Borrowers' failure to comply with the Capital Expenditure limit set forth therein, and (e) SECTION 11.17 of the Loan Agreement for periods up to and including the date hereof, as a result of the Borrowers' failure to comply with the minimum Availability covenant set forth therein (collectively, the "Specified Existing Defaults"). The Borrowers acknowledge that, because of the Specified Existing Defaults, the Agent and the Lenders have the right, among other things, to declare all of the Secured Obligations to be immediately due, payable and performable, and to enforce collection of the Secured Obligations by repossessing and disposing of any interest in the Collateral thereunder, as more fully set forth in ARTICLE 12 of the Loan Agreement.

         3. In consideration of the Borrowers' timely and strict compliance with their agreements set forth in the Loan Agreement, and in reliance upon the representations, warranties, agreements and covenants of the Borrowers set forth herein (including without limitation paragraph 4 of this Agreement), the Agent and the Lenders agree to forbear until the Forbearance Termination Date from exercising their rights and remedies under the Loan Agreement and the related Loan Documents as a result of (a) the Specified Existing Defaults and (b) any continuing default by the Borrowers under SECTIONS 2A.3(B), 11.1 and 11.17 of the Loan Agreement prior to the Forbearance Termination Date (collectively, the "Specified Anticipated Defaults"; the Specified Existing Defaults and the Specified Anticipated Defaults are sometimes collectively referred to as the "Specified Defaults"). Notwithstanding the foregoing, the Agent and the Lenders reserve their rights and remedies at all times with respect to any Default or Event of Default under the Loan Agreement or this Agreement (including without limitation paragraph 4 hereof) other than a

Specified Default, whether presently existing or occurring hereafter. At any time on or after the Forbearance Termination Date, the Agent and the Lenders may exercise any of their rights and remedies under or with respect to the Loan Agreement, the related Loan Documents or this Agreement, whether relating to a Specified Default or otherwise. As used herein, "Forbearance Termination Date" means the earlier of (x) August 1, 2000, (y) the occurrence on or after the date hereof of an Event of Default, other than a Specified Anticipated Default, and
(z) the default or breach by the Borrowers in any of the covenants, agreements, representations and warranties set forth in this Agreement (including without limitation paragraph 4 hereof).

         4. To induce the Agent and the Lenders to enter into this Agreement and grant the accommodations set forth herein, the Borrowers agree with the Agent and the Lenders as follows:

                  (a) So long as any Default or Event of Default exists (including, without limitation, the Specified Defaults), the Borrowers shall provide to the Agent and the Lenders a Borrowing Base Certificate on each Business Day, prepared as of the close of business on the immediately preceding Business Day to reflect information with respect to Receivables (including, without limitation, sales and collections) as of such immediately preceding Business Day; provided, however, that information on such Borrowing Base Certificates with respect to Inventory shall only be required to be updated as of the close of business on the last Business Day of each calendar month within fifteen Business Days of the end of such calendar month.

                  (b) So long as any Default or Event of Default exists (including, without limitation, the Specified Defaults), the Borrowers shall have no right to request or receive, and the Lenders shall have no obligation to make, any LIBOR Rate Loans (nor shall any existing Loan be converted to or continued as a LIBOR Rate Loan) or Capital Expenditure Loans.

                  (c) So long as any Default or Event of Default exists (including, without limitation, the Specified Defaults), each Borrower agrees that it shall not return $50,000 (based on such Borrower's cost therefor) or more of Inventory to any vendor for any reason without the prior written consent of the Agent and the Lenders.

                  (d) So long as any Default or Event of Default exists (including, without limitation, the Specified Defaults), no Receivable included in any Borrowing Base Certificate on or after the date hereof in excess of $250,000 shall constitute an Eligible Receivable until approved by the Agent. For each such Receivable, the Borrowers shall provide the Agent with true and complete copies of the invoice and purchase order with respect thereto (such copies to be sent to the attention of both Byron Turner and John Bohan (facsimile number 404-607-6437)). With respect to any Receivable that is not approved by the Agent pursuant to this paragraph, the Agent agrees to notify the Borrowers' Agent of such disapproval on the Business Day following the actual receipt by the Agent of the applicable invoice and purchase order for such Receivable and, if such notification is not sent to the Borrowers' Agent on such following Business Day, and such Receivable would otherwise constitute an Eligible Receivable, such Receivable shall be included in the Borrowing Base.

                  (e) It shall constitute an immediate Event of Default if AAS does not receive, following the date hereof, at least $2,000,000 of equity or Subordinated Indebtedness by July 31, 2000 (such equity or subordinated indebtedness is hereafter referred to as "Additional Capital") on terms and conditions (including all applicable legal documents) acceptable to the Agent and the Lenders in their discretion.

                  (f) The proceeds from the Additional Capital described above, together with the proceeds of any Asset Disposition with respect to the stock or assets of AAS Aircraft Services, Inc. ("Aircraft Services"; any such Asset Disposition with respect to Aircraft Services is sometimes referred to herein as an "Aircraft Services Disposition"), shall be applied by the Borrowers to the partial repayment of the then-outstanding Secured Obligations as provided in SECTION 4.9 of the Loan Agreement; provided, however, that (i) the proceeds from the Additional Capital shall be applied to the Secured Obligations on the date such proceeds are received by the Borrowers; and (ii) (A) with respect to the Additional Capital, such proceeds shall be applied first to the outstanding Revolving Credit Loans to the extent thereof and then to Capital Expenditure Loans to the extent thereof, and (B) with respect to any Aircraft Services Disposition, the first $1,425,000 of such proceeds shall be applied to the outstanding Capital Expenditure Loans made to finance assets of Aircraft Services and then to the outstanding Revolving Credit Loans to the extent thereof. Nothing contained in this paragraph shall be construed to permit any Borrower to consummate any Asset Disposition or other merger, consolidation or asset sale (other than sales and leases of Inventory in the ordinary course of business) without the prior written consent of the Required Lenders.

                  (g) Notwithstanding anything to the contrary set forth in any of the Loan Documents, it shall constitute an immediate Event of Default if an Overadvance in excess of $7,200,000 exists during the period from June 1, 2000 to and including July 31, 2000; provided, however, that the Overadvance limit set forth above shall be immediately and permanently reduced by an amount equal to the amount applied to the Revolving Credit Loans as the result of the receipt of Additional Capital or the proceeds from an Aircraft Services Disposition; provided, further, that the Lenders shall not be obligated to make any Loan to the Borrower if the making of such Loan would create an Overadvance in excess of $7,000,000, it being understood that the Agent intends to fund any Overadvance between $7,000,000 and $7,200,000 as an Agent Advance under SECTION 4.7(D)(II) of the Loan Agreement. As used herein, "Overadvance" shall mean, as of any date of determination, the amount by which the outstanding principal balance of Revolving Credit Loans exceeds the Borrowing Base. In the event an Overadvance exists at any time from June 1, 2000 to and including July 31, 2000 in excess of the applicable limit, the Agent and the Lenders may immediately exercise all of their rights and remedies under the Loan Documents as a result thereof.

                  (h) The Borrowers, at their expense, shall cause a third-party consultant reasonably acceptable to the Agent to review and evaluate the Borrowers' business plan for the next six months and prepare a written report of such consultant's review and recommendations, and provide the Agent and the Lenders with copies of all reports and recommendations of such consultant on or before June 30, 2000.

                  (i) No payment shall be made by AAS Technologies or any other Borrower with respect to the AAS Technologies Indebtedness, nor shall any Investment be made in AAS Technologies by any of the other Borrowers for the purpose of repaying any of the AAS Technologies Indebtedness, unless after giving effect to such payment the Borrowers are in compliance with all of the terms and conditions of the Loan Agreement, including without limitation the $1,000,000 minimum Availability requirement set forth in SECTION 11.17 of the Loan Agreement; provided, however, so long as no Event of Default other than a Specified Default exists or would be caused thereby, AAS Technologies may make regularly scheduled interest payments at the non-default contract rate on the AAS Technologies Indebtedness.

                  (j) The Borrowers hereby acknowledge that, based on the financial statements provided to the Agent and the Lenders for the Borrowers' fiscal quarter ended March 31, 2000, the Revolving Credit Loans and Capital Expenditure Loans shall bear interest at the maximum Applicable Margin, effective May 1, 2000.

                  (k) AAS shall, within 15 days following the date of this Agreement, (i) provide to the Agent the original stock certificates for 100% of the stock of AAS Aircraft Services, Inc.; and (ii) subject 100% of the outstanding capital stock of AAS Technologies, Inc. to the Agent's Security Interest, which shall be a first-priority Lien, pursuant to documentation in form and substance satisfactory to the Agent in its discretion (including without limitation, an amendment to the Pledge Agreement and one or more stock powers executed in blank).

                  (l) The Borrowers shall provide to the Agent, by the third Business Day of each week as of the close of business on the last Business Day of the immediately preceding week, a contra report, in form acceptable to the Agent, disclosing all Account Debtors to which any Borrower owes any Indebtedness and the amounts owing by such Account Debtors to the Borrowers and by the Borrowers to such Account Debtors.

                  (m) The terms, conditions and provisions set forth in this paragraph 4 may not be amended, modified or waived without the written agreement of the Borrowers, the Agent and the Lenders.

                  (n) Any failure by any Borrower to comply with any of the terms and conditions of any part of this paragraph 4 shall constitute an immediate Event of Default.

         5. The effectiveness of the Agent's and Lenders' agreement to temporarily forbear, as set forth in paragraph 3 hereof, shall be conditioned upon the payment by the Borrowers of

$250,000 of the forbearance fee described in paragraph 7 below in consideration of the accommodations set forth herein. The Borrowers authorize the Agent to charge the Borrowers' Loan Account for such amount.

         6. The Borrowers, the Lenders and the Agent hereby agree that (a)
SECTION 2B.3(C) of the Loan Agreement is amended by deleting the reference to "July 1, 2000" contained therein and substituting "October 1, 2000" in lieu thereof; (b) SECTION 12.1(O) of the Loan Agreement is amended by deleting the reference to "Joseph Civiletto" contained therein, and (c) ANNEX 1 to the Loan Agreement is deleted and replaced with ANNEX 1 attached hereto. Additionally, the Borrowers, the Lenders and the Agent agree that, until this Agreement, as amended from time to time, is no longer in effect, the Agent Advances under
SECTION 4.7(D)(II) of the Loan Agreement shall not exceed $250,000 at any one time outstanding.

         7. The Borrowers agree to pay (a) to the Agent, for the Ratable benefit of the Lenders, a forbearance fee, in consideration of the accommodations set forth herein, of $500,000, of which $250,000 is payable on the date hereof and the remaining $250,000 is payable on September 1, 2000 (provided, however, that the full $500,000 is fully earned on the date hereof and is not subject to refund or rebate); and (b) on demand all costs and expenses of the Agent and the Lenders in connection with the preparation, execution and delivery of this Agreement, including, without limitation, the fees and out-of-pocket expenses of legal counsel to the Agent and the Lenders. The Borrowers authorize the Agent to charge the Borrowers' Loan Account for such fees. Such fees constitute fees for services and are not, and shall not be deemed to be, interest or a charge for the use of money. The Agent and the Lenders acknowledge that it is their present intent that no fee shall be charged to the Borrowers for any subsequent forbearance agreements or amendments to the Loan Documents entered into prior to January 1, 2001; provided, however, that the Borrowers shall remain liable for all costs and expenses of the Agent and/or the Lenders as provided in the Loan Agreement and the other Loan Documents.

         8. The Borrowers acknowledge and agree that, unless otherwise consented to in writing by all of the Lenders and the Agent, the provisions of paragraphs 4(a), (b), (c), (d), (f), (g), (i), (j), (k), (l) and (n) hereof shall survive the scheduled or earlier termination of the agreement to forbear set forth in Paragraph 3 hereof.

         9. To induce the Agent and each Lender to enter into this Agreement, the Borrowers hereby represent and warrant that, as of the date hereof, and after giving effect to the amendment to SECTION 12.1(O) of the Loan Agreement set forth herein, except for the Specified Existing Defaults, there exists no Default or Event of Default.

         10. The Borrowers hereby restate, ratify, and reaffirm each and every term, condition, representation and warranty heretofore made by each of them under or in connection with the execution and delivery of the Loan Agreement and the other Loan Documents, as fully as though such representations and warranties had been made on the date hereof and with specific reference to this Agreement, except to the extent that any such representation or warranty relates solely to a prior date.

         11. Except as expressly set forth herein, the Loan Agreement and the other Loan Documents shall be and remain in full force and effect as originally written, and shall constitute the legal, valid, binding and enforceable obligations of the Borrowers to the Agent and the Lenders.

         12. To induce the Agent and the Lenders to enter into this Agreement and grant the accommodations set forth herein, each Borrower agrees that (a) except as expressly set forth herein, neither the Agent nor any Lender has agreed to (and has no obligation whatsoever to discuss, negotiate or agree to) any other restructuring, modification, amendment, waiver or forbearance with respect to the Secured Obligations or the Loan Agreement, (b) no understanding with respect to any other restructuring, modification, amendment, waiver or forbearance with respect to the Secured Obligations or the Loan Agreement shall constitute a legally binding agreement or contract, or have any force or effect whatsoever, unless and until reduced to writing and signed by authorized representatives of each party hereto, and (c) the execution and delivery of this Agreement has not established any course of dealing between the parties hereto or created any obligation or agreement of the Agent or any Lender with respect to any future restructuring, modification, amendment, waiver or forbearance with respect to the Secured Obligations or the Loan Agreement.

         13. To induce the Agent and the Lenders to enter into this Agreement and grant the accommodations set forth herein, each Borrower (a) acknowledges and agrees that no right of offset, defense, counterclaim, claim or objection exists in favor of such Borrower against the Agent or any Lender arising out of or with respect to the Loan Agreement, the other Loan Documents, the Secured Obligations, or any other arrangement or relationship between the Agent, any Lender and such Borrower, and (b) releases, acquits, remises and forever discharges the Agent and each Lender and its affiliates and all of their past, present and future officers, directors, employees, agents, attorneys, representatives, successors and assigns from any and all claims, demands, actions and causes of action, whether at law or in equity, whether now accrued or hereafter maturing, and whether known or unknown, which such Borrower now or hereafter may have by reason of any manner, cause or things to and including the date of this Agreement with respect to matters arising out of or with respect to the Loan Agreement, the other Loan Documents, the Secured Obligations, or any other arrangement or relationship between the Agent or any Lender and such Borrower.

         14. The Borrowers agree to take such further action as the Agent shall reasonably request in connection herewith to evidence the agreements herein contained.

         15. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

         16. This Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto.

         17. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Georgia, other than its laws respecting choice of law.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the Borrowers, the Agent and the Lenders have caused this Agreement to be duly executed by their authorized officers in several counterparts, all as of the date first above written.

                                   BORROWERS:

                                   AMERICAN AIRCARRIERS SUPPORT,
                                   INCORPORATED

                                   By:    /s/ Karl F. Brown
                                          --------------------------------------
                                   Name:  Karl F. Brown
                                          --------------------------------------
                                   Title: Chief Executive Officer
                                          --------------------------------------

                                   AAS ENGINE SERVICES, INC.

                                   By:    /s/ Karl F. Brown
                                          --------------------------------------
                                   Name:  Karl F. Brown
                                          --------------------------------------
                                   Title: Chief Executive Officer
                                          --------------------------------------


                                   AAS LANDING GEAR SERVICES, INC.

                                   By:    /s/ Karl F. Brown
                                          --------------------------------------
                                   Name:  Karl F. Brown
                                          --------------------------------------
                                   Title: Chief Executive Officer
                                          --------------------------------------


                                   AAS COMPLETE CONTROLS, INC.

                                   By:    /s/ Karl F. Brown
                                          --------------------------------------
                                   Name:  Karl F. Brown
                                          --------------------------------------
                                   Title: Chief Executive Officer
                                          --------------------------------------


                                   AAS-AMJET, INC.

                                   By:    /s/ Karl F. Brown
                                          --------------------------------------
                                   Name:  Karl F. Brown
                                          --------------------------------------
                                   Title: Chief Executive Officer
                                          --------------------------------------

                                   AAS AIRCRAFT SERVICES, INC.

                                   By:    /s/ Karl F. Brown
                                          --------------------------------------
                                   Name:  Karl F. Brown
                                          --------------------------------------
                                   Title: Chief Executive Officer
                                          --------------------------------------



                                   LENDERS:

                                   BANK OF AMERICA, N.A., formerly
                                   NationsBank, N.A.

                                   By: /s/Byron J. Turner, III
                                       -----------------------------------------
                                       Byron J. Turner III
                                       Vice President



                                   NATIONAL BANK OF CANADA, a Canadian
                                   chartered bank

                                   By: /s/Bill Handley
                                       -----------------------------------------
                                        Name: Bill Handley
                                              ----------------------------------
                                        Title: Vice President and Manager
                                               ---------------------------------

                                   By: /s/Dan Shaw
                                       -----------------------------------------
                                        Name: Dan Shaw
                                              ----------------------------------
                                        Title: Vice President
                                               ---------------------------------


                                   THE CIT GROUP/BUSINESS CREDIT, INC.

                                   By:/s/ Jay Nomina
                                      ------------------------------------------
                                        Name: Jay Nomina
                                              ----------------------------------
                                        Title: Vice President
                                               ---------------------------------

                                   AGENT:

                                   BANK OF AMERICA, N.A., formerly
                                   NationsBank, N.A.


                                   By: /s/Byron J. Turner, III
                                       -----------------------------------------
                                       Byron J. Turner III
                                       Vice President

                                     ANNEX I



                           PERFORMANCE PRICING MATRIX


--------------------------------------------------------------------------------------------------------------------
                                                               Revolver                       Cap. Ex. Loans
Ratio of Consolidated Funded                         ---------------------------------------------------------------
Indebtedness to Consolidated EBITDA                  Prime Rate        LIBOR Rate       Prime Rate      LIBOR Rate
(trailing 12 months)                                   Margin            Margin           Margin          Margin
--------------------------------------------------------------------------------------------------------------------
Greater than 4.5 to 1                                    0.5%            2.75%             0.50%            3.0%
--------------------------------------------------------------------------------------------------------------------
Greater than 4.0 to 1 but less than or equal to         0.25%             2.5%             0.25%           2.75%
4.5 to 1
--------------------------------------------------------------------------------------------------------------------
Greater than 3.5 to 1 but less than or equal to            0%            2.25%                0%            2.5%
4.0 to 1
--------------------------------------------------------------------------------------------------------------------
Greater than 3.0 to 1 but less than or equal to            0%             2.0%                0%           2.25%
3.5 to 1
--------------------------------------------------------------------------------------------------------------------
Less than or equal to 3 to 1                               0%            1.75%                0%            2.0%
--------------------------------------------------------------------------------------------------------------------

                          NOTARY JURAT FOR EXECUTION OF
                        WRITTEN OBLIGATIONS TO PAY MONEY
                              BY FLORIDA BORROWERS


         On this the 30th day of June, 2000, before me, the undersigned, a Notary Public in and for the State of South Carolina, County of York, Karl F. Brown personally appeared, personally known to me or proved to me on the basis of satisfactory evidence to be the Chief Executive Officer of each of American Aircarriers Support, Incorporated, AAS Engine Services, Inc., AAS-Amjet, Inc., AAS Landing Gear Services, Inc., AAS Complete Controls, Inc. and AAS Aircraft Services, Inc., who, being by me first duly sworn, stated that:

1. He/She executed the foregoing Fifth Amendment and Forbearance Agreement on behalf of such corporations pursuant to their by-laws or resolutions of their boards of directors, said execution taking place in the State of South Carolina, County of York; and

2. He/She has this day delivered the foregoing instrument to Bank of America, N.A. at Fulton County, Georgia.


                                        Signature of Borrowers' Officer:


                                        By: /s/ Karl F. Brown
                                            ------------------------------------
                                        Name: Karl F. Brown
                                              ----------------------------------


Sworn to and subscribed before me this 30th day of June, 2000:

/s/ Angela C. Gaskins
-------------------------------
      Notary Signature

My Commission Expires:

November 26, 2006
-------------------------------

      [Affix Notarial Seal]

                          AFFIDAVIT REGARDING DELIVERY

         On this the 22nd day of June, 2000, before me, the undersigned, a Notary Public in and for the State of Georgia, County of Fulton, Byron J. Turner III personally appeared, personally known to me or proved to me on the basis of satisfactory evidence to be a Vice President of Bank of America, N.A., who, being by me first duly sworn, stated that Bank of America, N.A., as Agent, has received delivery of the foregoing Fifth Amendment and Forbearance Agreement in the State of Georgia, County of Fulton.


                                          /s/Byron J. Turner, III
                                          --------------------------------------
                                          Signature of Officer of Agent



Sworn to and subscribed before me this 22nd day of June, 2000:

/s/ Ellen Black
--------------------------------
       Notary Signature

My Commission Expires:

05/05/00
--------------------------------

      [Affix Notarial Seal]